RigNet Investor Update Exhibit 99.1 April 2019 Enabling Intelligence. Delivering Results.

Forward-looking statements and non-gaap measures Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend, “will”, "expect," "plan" or other similar words. Forward-looking statements in this presentation include, without limitation, statements regarding the outcome of litigation, the timing of the closing of future acquisitions, if at all, or the benefits provided by such acquisitions. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2018, which is incorporated by reference herein. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

Executive management Steve Pickett CEO & President Joined May 2016 Brendan Sullivan Chief Technology/ Information Officer Joined May 2017 Brad Eastman SVP, General Counsel Joined November 2017 Jay Hilbert SVP, Global Sales Joined November 2016 Ed Traupman VP/GM, Products & Services Joined November 2016 Egbert Clarke VP, Operations Joined July 2017 Lance Smith VP, Cyphre Joined May 2017 Lelio Souza VP, Intelie Joined March 2018 Jackson Markley VP, Corporate Development Joined June 2018 Lee M. Ahlstrom SVP & CFO Joined August 2018 Keith Frederick Chief Information Security Officer Joined May 2017

About RigNet

- Global technology company with more than 40 years of history serving our customers
- Historical offerings were almost entirely Managed Communications Services (MCS) narrowly focused on offshore drilling (~30% offshore market share)
- Recently expanded services to diversify across the value chain in energy
- Significant M&A activity in recent years to strengthen core offerings while expanding solutions capability
- Today, RigNet is a leading provider of digital transformation solutions to customers operating in some of the most challenging environments in the world.
- Three complimentary product segments
  - MCS
  - Apps/IoT
  - Systems Integration (SI)
- Primarily focused on energy, but also serving the maritime and mining verticals
- NASDAQ: RNET

We operate in more than 50 countries



OFFICE
TELEPORTS
CORE/POP
CORE CONNECTIONS

Revenues: Accelerating out of the oil downturn



$ Millions
O&G Downturn
Recovery
+16.6%
400
300
200
100
0
2014
2015
2016
2017
2018
MCS
Apps/IoT
SI

4

Enabling Intelligence. Delivering Results.

RigNet

OIL & GAS DRILLING OIL & GAS OPERATORS CONTRACTORS SERVICE COMPANIES OTHER RigNet serves major customers globally

4Q18 and FY 2018 Financial highlights: Continuing to deliver Total Revenues Segment* Operating Income Gross Margin** Adjusted EBITDA** 4Q18 vs. 4Q17 FY 18 FY 17 $60,244 $12,214 40.3% $10,546 +6% +43% +347 bps +23% $238,854 $42,304 38.6% $34,793 17% +60% +264 bps +17% $ Thousands * Segments defined as MCS, Apps/IoT, SI ** Note: See Appendix for definitions and calculation of Adjusted EBITDA and Gross Margin

Evolving market dynamics in MCS and Apps/IoT Bandwidth demand accelerating as part of offshore recovery driven by: Real-time data analytics for business optimization Productivity optimization through ship-to-shore video Crew access to social media High-throughput satellite launches causing price and cost compression Apps/IoT adoption increasing exponentially as part of digital transformation with generally increasing margins Overall Bandwidth Demand Bandwidth Unit Cost Apps/IoT Demand ILLUSTRATIVE Growing Apps/IoT Margins Bandwidth Unit Price

RigNet – a catalyst for digital transformation After many false starts, digital transformation has reached a tipping point, particularly in oil and gas Customers are struggling to leverage their previous investments in digital to generate real results while maintaining security RigNet recognized these challenges and has transformed itself to move beyond its historical focus on basic communications services to acquire and build a unique business offering to allow our customers to finally recognize the benefits of digital transformation Historical focus Digital Transformation Value to Customer Analog, Basic Comms Comms + OTT Cyber-Protected IoT Enablement Real-time Predictive Analytics Enablement Digital Transformation Lifecycle

Adding capabilities and scale

		Revenue Segment Benefit			Transaction Rationale	
Target	Date Closed	MCS	Apps/IoT	SI	Capability	Reach
CYPHRE	2Q17		●		●	●
ESS	3Q17		●		●	●
DTS	3Q17	●			●	●
Intelie	1Q18		●		●	●
SafeCom	2Q18			●	●	●
AutoCom	2Q18	●	●	●	●	●
Future Opportunities	2019 +	●	●	●		●

Recent transactions have focused on strengthening historical positions in MCS and SI while expanding solutions in Apps/IoT providing both new capabilities and scale. We anticipate future acquisitions will be primarily focused around adding scale across our solution offerings.

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Enabling Intelligence. Delivering Results.

RigNet

RigNet's three complimentary business segments

$ Thousands

Segment* Revenues

Segment	4Q18	vs. 4Q17	Segment Strategy
Apps & IoT (Apps: Intelie, a RigNet company; IoT & SCADA: Cyphre, a RigNet company)	$6,338	+10%	Move up stack to deliver higher-value solutions across many verticals
Systems Integration	$11,037	+18%	Increase win rate, manage risk, and expand margins
Managed Communication Services	$42,869	+3%	Build scale and leverage efficiencies

* *Segments defined as MCS, Apps/IoT, SI*

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Enabling Intelligence. Delivering Results.

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Managed Communications Services (MCS) 1,051 1,175 1,171 1,199 1,350 +13% Year on Year 72% of FY 2018 revenues; 38-40% margins End-to-end service assuring maximum uptime, reliability and security that enables: Fully-managed voice and data networks Video surveillance and collaboration Real-time operational monitoring Data protection (Cyphre) Machine learning (Intelie) Own and install communications infrastructure Satellite backhaul with L, C, Ka, and Ku bands, fiber, microwave, cellular, and cellular Live monitoring and technical support 24/7/365 via global network operations team Demand for MCS Increasing Value added services and applications More connected devices in more locations Secure environments enabling more data at more sites More real-time data with actionable intelligence 1,297 1,323

MCS Opportunity – break-even costs down significantly Today, average breakeven prices are down significantly as operators and service providers have cut costs in every possible way, including people costs Some plays have even shifted position on the curve Lower break-evens should drive increasing activity However, technology has the potential to reduce break-even costs even further 2014 Average Curve Source: Evercore ISI-The 2019 Evercore ISI Global’s E&P Spending Outlook: A Slow Recovery, December 10, 2018 Global liquids cost of supply Weighted average breakeven price ($/bbl) $29 $43 $57 $53 $55 $62 $74 $78 3/27/19 Brent close: $67.83 2019 “New” Average Curve Onshore Middle East Ultra- Deepwater Offshore Shelf Deepwater Onshore RoW Extra heavy oil NAM Shale Oil Sands Onshore Russia $70 $60 $50 $40 $30 $20 $10 $ 0 0 10 20 30 40 50 60 70 80 90 100 $49 Cumulative Liquids Production in 2020 (MMBPD) $51 $48 $43 $40 $39 $35 $34 $29 $15

MCS Opportunity – Offshore drilling activity and project approvals increasing driving MCS potential

Year on year, tenders for UDW drillships are up 92% and tenders for jackups are up 51%...

Firm drillship tenders (#) by commencement


0-12 months
12-24 months
24-36 months

Firm jackup tenders (#) by commencement


0-12 months
12-24 months
24-36 months

...and FPSO commitments are increasing.

33 FPSOs to be committed 2019-2021


15%
30%
15%
40%
Oil production plateau
> 200 kbbl/d
80 - 150 kbbl/d
60 - 80 kbbl/d
< 60 kbbl/d

RYSTAD ENERGY

Source: Rystad Energy Oilfield Service Solution

...utilization rates continue to move higher...

Figure 3: Worldwide Floater Utilization


Supply
Utilization
340
320
300
280
260
240
220
200
100%
90%
80%
70%
60%
50%
Total Supply
Total Util %
Marketed Util %

Source: IHS-Petrodata, Evercore ISI Research

Figure 4: Worldwide Jackup Utilization


Supply
Utilization
540
520
500
480
460
440
420
100%
90%
80%
70%
60%
50%
Total Supply
Total Util %
Marketed Util %

Source: IHS-Petrodata, Evercore ISI Research

- Increasing drilling activity, plus an increase in planned FPSOs, suggest positive momentum for the offshore production industry
- Opportunity for RigNet to increase its ~30% market share by providing MCS
- Opportunity to generate pull-through revenue for Apps & IoT

13

Enabling Intelligence. Delivering Results.

Source: Sparebank 1 Markets 3/27/19 Drilling Weekly; Evercore ISI March 2019 Offshore Oracle; https://www.rystadenergy.com/newsevents/news/press-releases/33-FPSOs-to-be-committed-2019-2021/

RigNet

RigNet's Apps & IoT: why invest?

Addressable Digital Oilfield Market

Significant scale: "…the digital oilfield market is poised to surpass US $30.7 billion by 2020, with a compound annual growth rate (CAGR) of 5% from 2015."[1]

Customer Value

Fewer people: "… the changes could reduce the number of jobs [done by a well logger] by more than 25%..."[2]

Better decisions: "what we're trying to do is help the people who make the decisions to make those decisions with additional support from the intelligence that we've created."[3]

Lower costs: "The company's production unit … has reduced its noncontractor workforce by 40%, largely through technology updates, and has cut lease operating expenses 48% since 2014.…"[2]

Opportunity for Savings in Upstream Alone is Significant[4]



EXHIBIT 1 | Digital Can Unlock Significant Value in Upstream Activities
EXPLORATION
FIELD DEVELOPMENT
DRILLING¹
OPERATIONS/ PRODUCTION
• Accelerate interpretation with machine learning
• Optimize field architecture with smart and integrated modeling
• Synchronize project build using digital twins and building information modeling
• Optimize for constructability and cost
• Achieve faster well delivery with closed-loop automation
• Improve well design using data analytics
• Optimize production with real-time data and advanced models enabled by industrial Internet of Things
• Improve uptime using predictive maintenance and digital twins
50%–60%
Reduction in data interpretation time and cost
Up to 70%
Reduction in engineering hours plus higher-value field concepts
20%–30%
Faster well delivery and more productive wells
3%–5%
Increased production²
20%–40%
Reduced maintenance cost
Source: BCG project experience and analysis.
¹Drilling covers exploration and appraisal and development/infill drilling.
²Assuming marginal value of $50 per additional barrel.

1 https://www.ogj.com/articles/ogfj/print/volume-14/issue-9/features/the-next-generation-digital-oilfield.html
2 https://www.wsj.com/articles/oils-new-technology-spells-end-of-boom-for-roughnecks-1531233085
3 https://www.forbes.com/sites/bernardmarr/2019/01/18/the-incredible-ways-shell-uses-artificial-intelligence-to-help-transform-the-oil-and-gas-giant/#29c278392701
4 https://www.bcg.com/publications/2019/digital-value-oil-gas.aspx

14 *Enabling Intelligence. Delivering Results.*

RigNet's Apps & IoT: a rapidly growing segment

- Apps & IoT is currently RigNet's fastest growing segment
- Positioned to become the growth engine of the company; not reliant upon MCS growth
- Competitively distinctive
- 11% of FY 2018 revenues; margins at ~45% - 50%



Apps & IoT Revenue Growth
$ million
30
25
20
15
10
5
0
+140%
+65%
6.5
15.6
25.7
2016
2017
2018

Solutions

- One of the largest IoT/SCADA footprints in North America operating SkyEdge I and SkyEdge II
- Global leader in SCADA M2M traffic
- Solutions **harness** and **protect** mission-critical **information** to **enhance** business performance :
  - **Intelie** collects and analyzes operational data to drive real-time mission-critical decisions that optimize business performance
  - **Cyphre**©, with BlackTIE ® Technology, provides best-in-class data protection and cybersecurity
  - Adaptive Video Intelligence (AVI) uses lower bandwidth to stream high-quality video content
  - CrewConnect™ portfolio provides internet and infotainment services to crews in remote locations
  - MetOcean Systems provide accurate, reliable weather data

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Enabling Intelligence. Delivering Results.

RigNet

RigNet's Intelie

a RigNet company

RigNet's Intelie grows our customers' profits via real-time machine learning and artificial intelligence

- Ten year pioneer in machine learning and predictive analytics solutions
- Real deployments with real results
  - Oil and gas
  - Mining
  - E-commerce, banking, retail
- Instant awareness of critical trends and events
- Drive more profitable projects
- Works seamlessly on RigNet's MCS platform and Cyphre security

*"The new tool will allow us to save about **R$ 10 million (USD$2.4 million)** in 2016. This estimate still does not include the potential drilling optimization (drilling time reduction and drilling cost reduction)."*
- Petrobras Case Study (available at www.intelie.com)

"Process safety and surveillance have been considerably improved with the employment of real-time analytic tools (Intelie) being developed in the RTOC (Real-Time Operations Center)."
- QGOG Constellation white paper at 2018 Offshore Technology Conference

Intelligence to weaponize your data improving safety and efficiency

Recent Accolades: Gartner 2015 Cool Vendor; 10 Anos; MIT Management Sloan School; CODE_n 14; Darcy Partners; luxresearch

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Enabling Intelligence. Delivering Results.

RigNet

Commercializing Intelie

a RigNet company

- Proven technology with customers which include 3 SuperMajors, 4 offshore contractors, 1 NAM pressure pumping company, plus numerous ongoing live trials
- Apps developed internally by our SMEs and data scientists as well as through customer collaboration (e.g., Shell GameChanger, SuperMajor R&D programs)

Example of the growing Intelie ecosystem

Not comprehensive

Energy

Safety/Environment	Operations		Planning
People and asset tracking 2018	Pressure pumping monitoring and maintenance 2018	BOP negative pressure testing 2018	Well Barrier 2018
Drilling safety enhancement 2018	Drilling ROP prediction 2016	Drillship DP monitoring 2018	SEEDS Drilling, Workover & Completion 2017
Emissions monitoring and prediction 2016	Mud weight prediction in pre-salt 2013	Drilling NPT reduction/ problem insight 2016	Basic Well Design 2016

Non-Energy

- Manufacturing utilities monitoring and optimization 2019
- Maritime vessel fuel prediction, fuel loss prevention 2015
- Car rental monitoring 2013
- Hourly/daily sales predictions 2010
- ATM fraud detection 2010

Intelie LIVE Platform for real-time, advanced analytics

"Intelie is to real-time, machine learning what Excel is to financial analysis"

17

Enabling Intelligence. Delivering Results.

RigNet

RigNet's Cyphre

a RigNet company

RigNet's Cyphre technology delivers next generation network and data security

- Unique, fully-managed service providing powerful encryption for data in-transit, data at-rest, and encryption keys
- Delivers best-in-class encryption on all network types (satellite, public internet, private WAN, cloud, etc.)
- In satellite applications, hardware solution saves ~20 - 40% bandwidth over traditional software encryption solutions with ultra-low latency
- Always-on protection with "set and forget" administration
- No switching costs; easily integrated into existing data protection technologies

Cyphre Enterprise Channel Partners:

AT&T

Singtel

عرب سات ARABSAT

Channel partners reselling Cyphre in USA, AsiaPacific, and MENA

Cyphre Products:


CyphreKey
management
CyphreCERT
CyphreLINK
CyphreLOCK

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Enabling Intelligence. Delivering Results.

RigNet

Systems Integration (SI) 17% of FY 2018 Revenues Fully-managed turnkey capital integration projects Voice and data communications, radio, safety, and security subsystems Early Works and Permanent Plant systems/infrastructure Delivering SI solutions for more than 40 years with over 160 executed projects globally Onshore and Offshore – for new and existing assets Platforms, FPSOs, Refineries, LNG and Ethane Cracker facilities Work closely with both EPCs and Operators Margin expansion opportunities as we focus on efficiencies and improved project management (mid-20% - 30%+ depending on project) Successfully converting projects into recurring revenue business EPCs Operators

Inmarsat arbitration interim ruling What Happened On December 3, 2018, RigNet reported that it had received an adverse ruling in Phase I of the multi-phase GX arbitration proceedings Phase I dealt only with whether or not a 5-year take-or-pay obligation under a January 2014 contract had commenced The International Centre for Dispute Resolution’s arbitration panel ruled that the contract period had commenced and that RigNet owed $50.8 MM to Inmarsat The award is an interim award, meaning the final amount owed to Inmarsat will not be determined until RigNet’s offsetting Phase II counterclaims in the matter are heard No payments are due until a decision is reached on Phase II matters RigNet recorded a charge on its fourth quarter 2018 financials, $50.6 MM net of prior accruals RigNet amended its credit facility in 1Q19 to ensure adequate liquidity to fund any GX dispute payments What’s Next The Phase II hearing is currently scheduled for June 2019 Phase II deals with RigNet’s counterclaims in the GX matter We currently expect a ruling on the Phase II hearing in the second half of 2019 Inmarsat remains a key supplier and RigNet does not anticipate any impact to ongoing business operations as a result of the ruling

Near term objectives Expand EBITDA margins through scale and associated efficiencies Reduce costs through strategic sourcing, back-office automation, and best practices adoption Invest in human capital Maintain cash discipline Financial Plan Business Plan Differentiate MCS and deliver high-value services by growing over-the-top solutions revenue Increase customer ‘stickiness’ through more robust, bundled offerings Invest opportunistically to build scale and expand into additional verticals

Digital transformation strategies driving increased need for bandwidth, intelligence, and security Unique, holistic, end-to-end solutions provider with a growing portfolio of advanced technology, services, and expertise Leading position in oil and gas with growing presence in other verticals Global footprint with expanding universe of significant long-term, regional partnerships Increasing revenues and EBITDA margins Strong balance sheet with low leverage RigNet delivers the advanced software, optimized industry solutions, and secure communications infrastructure that allows the oil and gas industry, and others, to finally realize the business results of digital transformation. RigNet: Well-positioned for further success

15115 Park Row, Suite 300 | Houston, TX 77084 | USA www.rig.net NASDAQ: RNET Investor Contact: Lee M. Ahlstrom SVP & CFO 281.674.0100

RigNet Non-GAAP reconciliation Adjusted EBITDA Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles, or GAAP.  We refer you to the Company’s recent 10-K filing for the year ended December 31, 2018 for a more detailed discussion of the uses and limitations of Adjusted EBITDA. We define Adjusted EBITDA as net loss plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, (gain) loss on sales of property, plant and equipment, net of retirements, change in fair value of earn-outs and contingent consideration, stock-based compensation, acquisition costs, executive departure costs, restructuring charges and non-recurring items.  Gross Margin We define Gross Margin for any period as the difference between Revenues and Costs of Revenues (excluding Depreciation and Amortization); that difference divided by Revenues.